Phase 1/2 Trial of AXO-AAV-GM1 (AAV9-GLB1) Gene Therapy for Infantile- and Juvenile-Onset GM1 Gangliosidosis Cynthia Tifft, MD, PhD National Human Genome Research Institute National Institutes of Health (NIH) Exhibit 99.1 1

2 Disclosure Information: Cynthia Tifft, MD, PhD 2 • I have nothing to disclose • I will discuss the following investigational use in my presentation: AXO-AAV-GM1 (AAV9-GLB1), an investigational gene therapy for infantile- and juvenile-onset GM1 gangliosidosis AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. 2

3 GM1 Gangliosidosis: A Devastating Pediatric Disease  Rare, autosomal recessive lysosomal storage disorder that is uniformly fatal  Leads to rapid neurodegeneration and multisystem disease manifestations  No disease modifying treatments are currently available  Most patients are compound heterozygotes for mutations in GLB1  Disease variability increases with later age of onset Created with Biorender.com 3

AXO-AAV-GM1 Study Design: First-in-human, Open-label Phase 1/2 Study

Open-label, single-arm trial (NCT03952637, IND 18831)

STAGE 1: Dose Ranging

STAGE 2: Efficacy & Safety Study


High-Dose
4.5 x 10^{13} vg/kg
(n=3)
Low-Dose
1.5 x 10^{13} vg/kg
(n=5)
High-Dose
4.5 x 10^{13} vg/kg
(up to 3)
Low-Dose
1.5 x 10^{13} vg/kg
(n=2)
Registrational Study using Optimal Dose from Stage 1

Type II: Late-infantile/Juvenile:

- *3-year assessment*
- *2-year long term follow-up*

Type I: Early-infantile

- *1-year assessment*
- *4-year long term follow-up*

✓ **Completed targeted enrollment of Type II patients and Type I low-dose patients in Stage 1**

Ongoing enrollment of Type I high-dose patients in Stage 1

All patients received immune modulation with rituximab, sirolimus and glucocorticoids.

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

4

4

AXO-AAV-GM1 Study: Key Eligibility Criteria and Study Endpoints

Key Patient Eligibility Criteria


Genetic/biochemical diagnosis of GM1
AAV antibody status
Disease severity
Vineland-3 ≥ 40 (Type II)
6-12 MONTHS
1-12 YEARS

Type I: Infantile-onset

Type II: Late infantile & Juvenile-onset

Key Study Endpoints

- Safety and tolerability
- Disease severity by Global Clinical Impressions Scale
- Upright and Floor Mobility Scales
- Developmental changes assessed by the Vineland-3 Adaptive Behavior Scale
- Changes in brain volume by MRI and *N*-acetylaspartate by MRS *(after 1 year)*[1]
- Biomarkers of disease (ß-galactosidase enzyme activity and GM1 ganglioside in serum and CSF)

1. Regier, DS et. al. *Am J Med Genet A* 2016;170(3):634-44.

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

5

5

6 Subject Demographics *Diagnosed based on sibling diagnosis ꝉOnly safety data and CGI are included for Pt8, Pt9, and Pt10 AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. Participants (N = 10) Dose Gene Transfer Demographics Disease Onset Age at Diagnosis (months) Genotype Dosing Cohort Dose (vg/kg) Age (months) Weight (kg) Pt1: M/White Juvenile 12* c.602G>A, c.481T>G Low Dose 1.5 x 1013 45 18.3 Pt2: M/Middle Eastern Late infantile 23 c.967C>G, c.1479G>T Low Dose 1.5 x 1013 32 17.9 Pt3: M/White Late infantile 44 c.75+1G>C, c.245C>T Low Dose 1.5 x 1013 68 17 Pt4: F/White Late infantile 29* c.75+1G>C, c.245C>T Low Dose 1.5 x 1013 47 14.9 Pt5: F/White Late infantile 29* c.75+1G>C, c.245C>T Low Dose 1.5 x 1013 47 14.4 Pt 6: F/White Juvenile 84 c.602G>A, R.201H High Dose 4.5 x 1013 88 22.9 Pt7: F/White Juvenile 52 c.602G>A, R.201H High Dose 4.5 x 1013 58 21.7 Pt8: M/Whiteꝉ Juvenile 58 c.977C>T, c.1784G>C High Dose 4.5 x 1013 74 13.0 Pt9: F/Whiteꝉ Infantile 7 c.1480-2A>G, c.622C>T Low Dose 1.5 x 1013 9 8.3 Pt10: F/Whiteꝉ Infantile 3 c.176G>A, c.765G>C Low Dose 1.5 x 1013 7 6.5 6

7 Overview of Adverse Events Adverse Events (number of events) Low Dose (n = 7 subjects) High Dose (n = 3 subjects) Any treatment-emergent adverse events 47 25 Serious adverse events (all unrelated to AXO-AAV-GM1) 3 - AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. Data as of November 2021 *At least possibly related to AXO-AAV-GM1 Treatment-Emergent Adverse Events in ≥ 2 Subjects in Either Dose Cohort (number of subjects with reported event) Low Dose (n = 7 subjects) High Dose (n = 3 subjects) Elevated AST* 6 1 Iron deficiency anemia 5 1 Elevated fibrin D dimer* 4 1 Elevated ferritin* 2 2 Vomiting* 1 3 Stomatitis 3 - Decreased neutrophil count* 1 2 Elevated blood cholesterol 2 - Decreased appetite* - 2 • No AST elevations required clinical intervention or had associated sequalae • Highest level was in Pt2 (7.3 times upper limit of normal and 2 times his baseline level) • AST levels at screening ranged from 39-147 U/L 7

Dose-Related Increases in Serum β-galactosidase Activity 0 2 4 6 8 10 12 14 16 18 -30 0 2 4 6 8 10 12 14 16 18 -30 0 30 60 90 120 150 180 210 240 270 300 330 360 Days after gene therapy administration High Dose at 6M: β-gal Increases to Normal Range ß- ga la ct os id as e en zy m e ac tiv ity in se ru m (n m ol /h r/ m L) 30 60 90 120 150 180 210 240 270 300 330 360 Days after gene therapy administration Pt1 (LD, Juv) Pt2 (LD, Li) Pt3 (LD, Li) Pt4 (LD, Li) Pt5 (LD, Li) Pt6 (HD, Juv) Pt7 (HD, Juv) Lower limit of normal (LLN) = 6.43 nmol/hr/mL Gene transfer Gene transfer LLN (6.43 nmol/hr/mL) Median (17.64 nmol/hr/mL) Median (17.64 nmol/hr/mL) Pre-treatment Pre-treatment AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. Low Dose at 12M: Change in β-gal from Pre-Treatment Level 8 LD = Low dose, HD = High dose, Juv = Juvenile, Li = Late infantile LLN = Lower limit of normal from 30 serum samples of 30 healthy adults 8

Mean level in healthy pediatric population1-3 Gene transfer 0 50 100 150 200 250 -30 0 50 100 150 200 250 -30 G M 1 G an gl io si de in CS F (n g/ m L) 30 60 90 120 150 180 210 240 270 300 330 360 Days after gene therapy administration Pt1 (LD, Juv) Pt2 (LD, Li) Pt3 (LD, Li) Pt4 (LD, Li) Pt5 (LD, Li) 30 60 90 120 150 180 210 240 270 300 330 360 Days after gene therapy administration Pt6 (HD, Juv) Pt7 (HD, Juv) Gene transfer High Dose at 6M: GM1 Ganglioside Decreases to Normal Range Low Dose at 12M: Decrease in GM1 from Pre- Treatment Level Pre treatment Pre-treatment AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. Dose-Related Decreases in GM1 Ganglioside Levels in CSF 9 LD = Low dose, HD = High dose, Juv = Juvenile, Li = Late infantile 1. Izumi T, et al. Ped Neuro 1993;9:297-300, 2. Kaye EM, et al. Neurology 1992:2290-4, 3. Ginns E, et al. Pediat Res 1980;14:1276-9. 9

0 0.1 0.2 0.3 0.4 0.5 -30 30 Hex4HexNAc3Hex5HexNAc3 0 0.5 1 1.5 2 2.5 -30 30 LD = Low dose, HD = High dose Juv = Juvenile, Li = Late infantile 1. Lawrence R. et al. Mol Genet Metab Rep. 2019; 21; Bruggink C. et al. Anal Bioanal Chem. 2012;403:1671–1683. 0 0.005 0.01 0.015 0.02 90 150 210 270 330 Days -30 30 90 150 210 270 330 Days AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. 90 150 210 270 330 Days Gene Transfer Gene Transfer Gene Transfer Hex4HexNAc2 Hex6HexNAc4 Pt1 (LD, Juv) Pt2 (LD, Li) Pt3 (LD, Li) Pt4 (LD, Li) Pt5 (LD, Li) Pt6 (HD, Juv) Pt7 (HD, Juv) Consistent Declines in Major Oligosaccharides in Urine 24 0 10 20 30 40 Hex3HexNAc2 -30 30 90 150 210 270 330 Days 0 2 4 6 8 10 -30 30 90 150 210 270 330 Days • Oligosaccharides are a substrate for the β-galactosidase enzyme1,2 • Decreased levels in urine may indicate increased enzyme activity 10 10

AXO-AAV-GM1 Gene Therapy Study Change in Total Brain Volume Volumetric MRI Data: Change in Total Brain Volume GM1 Natural History Study1 Change in Total Brain Volume 1. Nestrasil I. et al. Mol Genet Metab. 2018; 123(2):97–104. To ta l B ra in V ol um e (m L) Age (months) 500 1000 1500 12 24 36 48 60 72 84 96 108 120 132 144 Evaluation points: Baseline, 12 months *Overlap in Pt4 & Pt5 who are twins †Volumetric MRI for Pt2 was conducted at 18 months due to COVID LD = Low dose, HD = High dose, Juv = Juvenile, Li = Late infantile 500 1000 1500 12 24 36 48 60 72 84 96 108 120 132 144 † To ta l B ra in V ol um e (m L) Age (months) Pt1 (LD, Juv) Pt2 (LD, Li) Pt3 (LD, Li) Pt4 (LD, Li) Pt5 (LD, Li) AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. 11 GM1 late infantile GM1 juvenile Healthy Controls* * 11

Vineland-3 Adaptive Behavior Scale Gross Motor Skills G ro w th Sc al e Va lu e Sc or e Fine Motor Skills Pt1 (LD, Juv) Pt2 (LD, Li) Pt3 (LD, Li) Pt4 (LD, Li) Pt5 (LD, Li) Pt6 (HD, Juv) Pt7 (HD, Juv) LD = Low dose, HD = High dose, Juv = Juvenile, Li = Late infantile Vineland-3 Evaluation points: Baseline, 6 months, 12 months Median Normal GSV AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. 12 10 40 70 100 130 160 190 12 24 36 48 60 72 84 96 10 40 70 100 130 160 190 12 24 36 48 60 72 84 96 Receptive Communication Expressive Communication Age (months) Personal Activities of Daily Living 10 40 70 100 130 160 190 12 24 36 48 60 72 84 96 10 40 70 100 130 160 190 12 24 36 48 60 72 84 96 10 40 70 100 130 160 190 12 24 36 48 60 72 84 96 G ro w th Sc al e Va lu e Sc or e Age (months) 12

13 Floor and Upright Mobility Assessments AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. Ambulates independently with mobility aid due to unsteady gait Non-ambulatory, dependent for wheeled mobility Able to pull to stand, unable to ambulate Ambulates only with the assistance of another person due to unsteady gait Ambulation is normal for age Independent ambulation, may be unsteady Late-infantile: Floor Mobility Juvenile: Upright Mobility 12 24 36 48 60 72 84 96 108 120 132 144 Age (in months) Pt1 (LD, Juv) Pt2 (LD, Li) Pt3 (LD, Li) Pt4 (LD, Li) Pt5 (LD, Li) Pt6 (HD, Juv) Pt7 (HD, Juv) *Overlap in Pt4 & Pt5 who are twins LD = Low dose, HD = High dose, Juv = Juvenile, Li = Late infantile Evaluation points: Screening, 3 months, 6 months, 12 months Rolls Independently Crawls in 4-point independently Scoots independently when sitting Sits without support Sits with support Unable to roll 12 24 36 48 60 72 84 96 108 120 Age (in months) * 13

Disease Severity: Clinical Global Impression (CGI) Scale

Subject	CGI-Severity Baseline	CGI-Improvement from Baseline			
		1 Month	3 Months	6 Months	12 Months
Pt1: LD, Juv	Borderline ill	No change	No change	No change	Minimally improved
Pt2: LD, Li	Markedly ill	No change	Minimally improved	Minimally improved	Much worse
Pt3: LD, Li	Moderately ill	No change	Minimally improved	Minimally improved	Minimally improved
Pt4: LD, Li	Moderately ill	No change	Minimally improved	Minimally improved	Minimally improved
Pt5: LD, Li	Moderately ill	No change	Minimally improved	Minimally improved	Minimally improved
Pt 6: HD, Juv	Mildly ill	No change	No change	Minimally worse	No change
Pt7: HD, Juv	Mildly ill	No change	Minimally improved	Minimally improved	-
Pt8: HD, Juv	Mildly ill	No change	Minimally improved	-	-
Pt9: LD, I	Markedly ill	No change	Minimally improved	-	-
Pt10: LD, I	Markedly ill	Much improved	Much improved	-	-

LD = Low dose, HD = High dose, Juv = Juvenile, Li = Late infantile, I = Infantile
CGI Severity Scales: Among the most extremely ill, Severely ill, Markedly ill, Moderately ill, Mildly ill, Borderline ill, Normal
CGI Improvement Scales: Very much improved, Much improved, Minimally improved, No Change, Minimally worse, Much worse, Very much worse

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

14

14

15 Summary and Acknowledgments  AXO-AAV-GM1 was generally well-tolerated with no drug-related serious adverse events  Biomarker results to-date demonstrate a dose-related increase in β-gal enzyme activity in serum, a dose-related decrease in GM1 ganglioside in CSF (indicating signs of CNS penetration), and a consistent decline in major urine oligosaccharides  Based on developmental and mobility assessments, there was no clinical evidence of disease progression in 4 of 5 low-dose subjects at 12 months or in the high-dose cohort at 6 months  Further evaluation of Type II subjects in the low- and high-dose cohort is ongoing, and enrollment is continuing AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. We thank all of the patients and families and the GM1 Community for their participation in and support of our studies • Erika De Boever, PhD • Ajith Karunakara, MS • Ben Thorp, BA • Peter Ross, PhD • John Jameson, PhD • Precilla D’Souza, PNP, DNP • Jean M. Johnston, RN, MS • Maria T. Acosta, MD • Caroline Rothermel, BA • Audrey Thurm, PhD • Elena-Raluca Nicoli, Pharm, PhD, MBA • Miguel Sena-Esteves, PhD • Heather Gray-Edwards, DVM, PhD • Doug Martin, PhD • Amanda Gross, PhD Sio Gene Therapies • Mike Sheehan, BA • Toby Vaughn, MS • Donna Valencia, PharmD • Jennifer Pappadakis, PhD • Jennifer Totten, PharmD 15